 -----------------------------------------------------------------------------
                                   EXCELSIOR
                          PRIVATE EQUITY FUND II, INC.
 -----------------------------------------------------------------------------

                                 ANNUAL REPORT








                                October 31, 1997

                            LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------
To Our Shareholders:

We are pleased to present the first annual report for the Excelsior Private Equity Fund II, Inc. This annual report is designed to provide a financial summary of the Fund's operations for the period from October 8, 1997, the date of the first closing, to October 31, 1997, the fund's fiscal year end.

During this period, the Fund was invested in temporary investments in accordance with the provisions in the prospectus. The Fund initially closed on $155.5 million on October 8, 1997. On November 19, 1997, a second and final closing took place bringing the Fund's total assets to $195.7 million. An income dividend of the interest earned in the interim between the first and second close was paid out on November 20, 1997.

Our current deal flow is strong, demonstrated by the 140 investment opportunities we have reviewed to date. We are now seriously working on several deals and hope to have our first direct investment closed by the end of January 1998.



Respectfully submitted,

/s/David Fann                               /s/Douglas Lindgren
-------------------------------------       ------------------------
David Fann                                  Douglas Lindgren
President and Chief Executive Officer       Chief Investment Officer

Excelsior Private Equity Fund II, Inc.
Portfolio of Investments October 31, 1997




   Principal                                                                 Coupon          Value
Amount/Shares                                                              Rate/Yield       (Note 1)
---------------                                                            ------------   -------------
COMMERCIAL PAPER -- 76.62%
$7,700,000        Associates Corp., 12/03/97 ...........................     5.48%         $  7,700,000
 7,700,000        Avco Financial Services, 2/26/98 .....................     5.54             7,563,479
 7,700,000        Bellsouth Telecommunications, Inc., 11/13/97 .........     5.52             7,685,832
 7,700,000        Chevron Corp., 12/01/97 ..............................     5.47             7,700,000
 7,700,000        Coca-Cola Co., 11/24/97 ..............................     5.46             7,671,972
 7,700,000        Ford Motor Credit Co., 11/26/97  .....................     5.48             7,700,000
 7,700,000        General Electric Capital Corp., 11/13/97  ............     5.51             7,700,046
 7,700,000        General Electric Capital Corp., 11/25/97  ............     5.51             7,700,046
 7,700,000        Goldman Sachs & Co., 11/13/97 ........................     5.51             7,684,679
 7,700,000        Hertz Corp., 11/05/97   ..............................     5.60             7,695,209
 7,700,000        IBM Credit Corp., 11/13/97 ...........................     5.47             7,704,475
 7,474,000        Metlife Funding Inc., 11/10/97   .....................     5.48             7,462,623
 7,700,000        Nestle Capital Corp., 11/05/97   .....................     5.45             7,694,172
 7,700,000        Sears & Roebuck Acceptance, 11/17/97   ...............     5.49             7,700,000
 7,700,000        Societe Generale, 2/18/98  ...........................     5.50             7,697,690
 4,500,000        Xerox Credit Corp., 1/20/98   ........................     5.48             4,498,920
                                                                                           ------------
                  TOTAL COMMERCIAL PAPER (Cost $119,468,767)............                    119,559,143
                                                                                           ------------
CORPORATE BONDS -- 3.89%
 6,197,000        Revlon Worldwide, Series B, Zero Coupon, 3/15/98
                  (Cost $6,064,356) ....................................                      6,073,060
                                                                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.93%
  1,230,000       Federal National Mortgage Association, 1/13/98  ......     5.38             1,229,594
 20,500,000       Federal National Mortgage Association, 1/15/98  ......     5.52            20,502,665
                                                                                           ------------
                  TOTAL U.S. GOVERNMENT AGENCY
                  OBLIGATIONS (Cost $21,728,998)........................                     21,732,259
                                                                                           ------------
INVESTMENT COMPANIES -- 5.28%
 3,203,780        Dreyfus Treasury Cash Management Fund  ...............                      3,203,780
 5,042,000        Fidelity Cash Portfolio, U.S. Treasury II ............                      5,042,000
                                                                                           ------------
                  TOTAL OTHER SHORT-TERM INVESTMENTS
                  (Cost $8,245,780) ....................................                      8,245,780
                                                                                           ------------
  TOTAL INVESTMENTS (Cost $155,507,901*) ..............................     99.72%          155,610,242
  OTHER ASSETS & LIABILITIES (NET) ....................................      0.28               439,299
                                                                           ------          ------------
  NET ASSETS  .........................................................    100.00%         $156,049,541
                                                                           ======          ============

* Aggregate cost for Federal tax and book purposes.





                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Assets and Liabilities
October 31, 1997

 ASSETS:
    Investments, at value (Cost $155,507,901) (Note 1)  ..................   $155,610,242
    Cash   ...............................................................             63
    Interest receivable   ................................................        512,987
    Unamortized organization costs (Note 3) ..............................         14,811
                                                                             ------------
      Total Assets  ......................................................    156,138,103
 LIABILITIES:
    Management fees payable  .............................................         15,821
    Directors' fees payable  .............................................         15,000
    Administration fees payable ..........................................          3,655
    Accrued expenses and other payables  .................................         54,086
                                                                             ------------
      Total Liabilities   ................................................         88,562
                                                                             ------------
 NET ASSETS   ............................................................   $156,049,541
                                                                             ============
 NET ASSETS consist of:
    Undistributed net investment income  .................................   $    434,200
    Net unrealized appreciation of investments ...........................        102,341
    Par value ............................................................          1,555
    Paid-in capital in excess of par value  ..............................    155,511,445
                                                                             ------------
 Total Net Assets   ......................................................   $156,049,541
                                                                             ============
 Shares of Common Stock Outstanding ($0.01 par value, 200,000 authorized)         155,512
 NET ASSET VALUE PER SHARE   .............................................   $   1,003.46
                                                                             ============

                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Operations
For the Period October 8, 1997* to October 31, 1997


 INVESTMENT INCOME:
    Interest income ...................................................    $ 507,951
                                                                           ---------
 EXPENSES:
    Managing investment advisory fees (Note 2) ........................       49,167
    Audit fees   ......................................................       20,000
    Directors' fees and expenses (Note 2)   ...........................       15,000
    Legal fees   ......................................................       10,000
    Printing fees   ...................................................        4,000
    Administration fees   .............................................        3,655
    Insurance expense  ................................................        2,369
    Amortization of organization expense (Note 3) .....................          189
    Miscellaneous expenses   ..........................................        2,717
                                                                           ---------
      Total Expenses   ................................................      107,097
    Expenses reimbursed by Managing Investment Adviser (Note 2)  ......      (33,346)
                                                                           ---------
      Net Expenses  ...................................................       73,751
                                                                           ---------
 NET INVESTMENT INCOME ................................................      434,200
 NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS (Note 1)   ......      102,341
                                                                           ---------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   ...............    $ 536,541
                                                                           =========

* Commencement of operations







                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Statement of Changes in Net Assets
For the Period October 8, 1997* to October 31, 1997


 OPERATIONS:
    Net investment income  ...................................................   $    434,200
    Net change in unrealized appreciation of investments .....................        102,341
                                                                                 ------------
      Net increase in net assets resulting from operations  ..................        536,541

CAPITAL SHARE TRANSACTIONS:
    Subscriptions (155,511 shares)  ..........................................    155,512,000
                                                                                 ------------
Net increase in net assets   .................................................    156,048,541

NET ASSETS:
    Beginning of period (1 share)   ..........................................          1,000
                                                                                 ------------
    End of period (including undistributed net investment income of $434,200)    $156,049,541
                                                                                 ============

* Commencement of operations




                       See Notes to Financial Statements

Excelsior Private Equity Fund II, Inc.
Financial Highlights - Selected Per Share Data and Ratios
For the Period October 8, 1997* to October 31, 1997


For a fund share outstanding throughout the period
NET ASSET VALUE, BEGINNING OF PERIOD  ..............................     $    1,000.00
                                                                         -------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income  ..........................................              2.79
   Net Unrealized Gain on Investments ..............................              0.67
                                                                         -------------
     Total from Investment Operations ..............................              3.46
                                                                         -------------
NET ASSET VALUE, END OF PERIOD  ....................................     $    1,003.46
                                                                         =============
TOTAL NET ASSET VALUE RETURN+   ....................................              0.35%
                                                                         =============
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands) ...........................     $     156,050
   Ratio of Net Operating Expenses to Average Net Assets   .........              0.72%**
   Ratio of Gross Operating Expenses to Average Net Assets++  ......              1.04%**
   Ratio of Net Investment Income to Average Net Assets ............              4.23%**
   Portfolio Turnover Rate   .......................................                 0%

 * Commencement of operations
** Annualized
 + Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated. Total return for periods of less than one year are unannualized.
++ Expense ratio before waiver of fees and reimbursement of expenses by adviser.





                       See Notes to Financial Statements

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                         NOTES TO FINANCIAL STATEMENTS


1.   Significant Accounting Policies

     Excelsior Private Equity Fund II, Inc. ("the Fund") was incorporated under the laws of the State of Maryland on March 20, 1997 and is registered under the Securities Act of 1933, as amended, as a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

     The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (a) Portfolio valuation:

     The Fund values portfolio securities quarterly and at other such times as in the Board of Directors' view, as circumstances warrant. Investments in securities that are traded on a recognized stock exchange or on the national securities market are valued at the last sale price for such securities on the valuation date. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued, pursuant to guidelines adopted by the Investment Adviser, under the supervision of the Board of Directors.

     (b) Security transactions and investment income:

     Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     (c) Repurchase agreements:

     The Fund enters into agreements to purchase securities and to resell them at a future date. It is the Fund's policy to take custody of securities purchased and to ensure that the market value of the collateral including accrued interest is sufficient to protect the Fund from losses incurred in the event the counterparty does not repurchase the securities. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (d) Federal income taxes:

     It is the policy of the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

      Dividends from net investment income are declared and paid at least annually. Any net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

     At October 31, 1997, the tax basis of the Fund's investments for Federal income tax purposes amounted to $155,507,901. The net unrealized appreciation amounted to $102,341, which is comprised solely of gross unrealized appreciation of $102,341.


2.   Investment Advisory Fee and Related Party Transactions

     Pursuant to an Investment Management Agreement ("Agreement"), United States Trust Company of New York ("U.S. Trust") serves as the Managing Investment Adviser to the Fund. Under the Agreement, for the services provided, U.S. Trust is entitled to receive a fee, at the annual rate of 1.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds and equal to an annual rate of 0.50% of the net assets of the Fund, determined as of the end of each fiscal quarter, that are invested in short-term investments and are not committed to Portfolio Companies or Private Funds.

     In addition to the management fee, the Fund has agreed to pay U.S. Trust an incentive fee in an amount equal to 20% of the cumulative realized capital gains (net of realized capital losses and unrealized net capital depreciation) on investments other than Private Funds, less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year U.S. Trust will be required to repay the Fund all or a portion of the incentive fee previously paid.

     U.S. Trust has voluntarily agreed to waive or reimburse operating expenses of the Fund, exclusive of management fees, to the extent they exceed 0.25% of the Fund's net assets.

     Each Director of the Fund receives an annual fee of $15,000, and is reimbursed for expenses incurred for attending meetings. No person who is an officer, director or employee of U.S. Trust, or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Fund receives any compensation from the Fund.


3.   Organization Costs

     The Fund has borne all costs in connection with the initial organization of the Fund. All such costs are being amortized on a straight-line basis over a period of five years from the date on which the Fund commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Excelsior Private Equity Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Excelsior Private Equity Fund II, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations, the statement of changes in net assets and financial highlights for the period from October 8, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Private Equity Fund II, Inc. at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from October 8, 1997 to October 31, 1997 in conformity with generally accepted accounting principles.



                                              Ernst & Young LLP


New York, New York
December 22, 1997